UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 29, 2020

VISION HYDROGEN CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-55802	47-4823945
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

95 Christopher Columbus Drive, 16th Floor, Jersey City, NJ 07302

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 551-298-3600

H/Cell Energy Corporation

3010 LBJ Freeway, Suite 1200, Dallas, TX 75234

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 29, 2020, Vision Hydrogen Corporation (f/k/a H/Cell Energy Corporation) (the “Company”) filed an amendment to and restatement of its Articles of Incorporation (the “Amendment”) with the Secretary of State of the State of Nevada. Pursuant to the Amendment, the Company (i) changed its name from H/Cell Energy Corporation to Vision Hydrogen Corporation (the “Name Change”), (ii) effectuated a one-for-twenty (1:20) reverse split of the issued and outstanding shares of common stock of the Company without changing the par value of the stock (the “Reverse Split”) and (iii) increased its authorized shares of common stock from 25,000,000 to 100,000,000 (collectively, the “Corporate Actions”). The Corporate Actions shall take effect at 12:01 a.m. Nevada time on October 6, 2020.

Effective as of the opening of market trading on October 6, 2020, the Company’s common stock will trade under the symbol HCCCD for 20 business days to designate the Reverse Split, after which, the ticker symbol will change to VIHD. The new CUSIP number for the Company’s common stock following the Reverse Split is 92837Y101.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01 Other Events.

On October 5, 2020, the Company issued a press release announcing the Name Change, the Reverse Split and that it has moved its corporate headquarters from 3010 LBJ Freeway, Suite 1200, Dallas, TX 75234 to 95 Christopher Columbus Drive, 16th Floor, Jersey City, NJ 07302 (the “Press Release”). The Company’s telephone number has also changed to 551-298-3600. A copy of the Press Release is furnished hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Form of Articles of Amendment to Articles of Incorporation dated September 29, 2020
99.1	Press Release, issued October 5, 2020

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISION HYDROGEN CORPORATION

Date: October 5, 2020	By:	/s/ Andrew Hidalgo
Andrew Hidalgo
Chief Executive Officer

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